UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2025

HALL OF FAME RESORT & ENTERTAINMENT COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2014 Champions Gateway, Suite 100
Canton, OH 44708
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 31, 2025, Hall of Fame Resort & Entertainment Company, a Delaware corporation (the “Company”), and its subsidiaries HOF Village Newco, LLC, a Delaware limited liability company, HOF Village Retail I, LLC, a Delaware limited liability company, and HOF Village Retail II, LLC, a Delaware limited liability company, entered into a Thirteenth Amendment (“Thirteenth Amendment”) to Note and Security Agreement (“Note”), with CH Capital Lending, LLC, a Delaware limited liability company (“CHCL”). CHCL is an affiliate of Stuart Lichter, a director of the Company.

The Thirteenth Amendment modifies the definition of “Maturity Date” in Section 1 of the Note (as amended prior to the Thirteenth Amendment) to mean the earliest to occur of (i) the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated May 7, 2025, by and among the Company, HOFV Holdings, LLC, Omaha Merger Sub, Inc., and CHCL solely as guarantor (the “Merger Agreement”), (ii) the Termination Date (as defined in the Merger Agreement), and (iii) the occurrence of an Event of Default (as defined in the Note).

The foregoing description of the Thirteenth Amendment does not purport to be complete and is qualified in its entirety by the full text of the Thirteenth Amendment, attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Thirteenth Amendment to Note & Security Agreement, effective October 31, 2025, between Hall of Fame Resort & Entertainment Company, HOF Village Newco, LLC, HOF Village Retail I, LLC and HOF Village Retail II, LLC, as borrowers and CH Capital Lending, LLC, as lender

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

	By:	/s/ Lisa Gould
		Name:	Lisa Gould
		Title:	Interim Chief Executive Officer

Dated: November 6, 2025